Exhibit 10.2

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that effective as of April 17th, 2009, VENTURE METALS, LLC, a Florida limited liability company ("Transferor"), in consideration of the covenants, agreements, terms and provisions contained in the Lease Agreement, effective as of February 11, 2009 (the "Fixed Asset Lease"), by and between INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation ("Transferee") and Transferor, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby grant, sell, assign, convey, transfer and deliver unto Transferee, free and clear of all claims, charges, liens, contracts, rights, options, security interests, mortgages, encumbrances and restrictions whatsoever, all of the fixed assets described on Schedule 1 (the "Fixed Assets").

TO HAVE AND TO HOLD all and singular said assets unto Transferee, its successors and assigns, to its own use and benefit forever.

This Bill of Sale is subject in all respects to the terms of the Fixed Asset Lease, and all of the representations, warranties, covenants, and agreements contained in the Fixed Asset Lease, all of which shall survive the execution and delivery of this Bill of Sale in accordance with the terms of the Fixed Asset Lease.  The Transferor represents, warrants and covenants with Transferee that it is the true and lawful owner of the Fixed Assets and has a good and perfect right to transfer good and marketable title thereto.

This Bill of Sale and the rights and obligations of the Transferee and Transferor hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Kentucky, without giving effect to the conflict of law principles thereof.

[Signature Page Follows]

Transferor has executed this Bill of Sale as of the date first above written

"Transferor"

VENTURE METALS, LLC, a Florida limited liability company

By:	/s/ Steve Jones
Title:	Managing Member

Schedule 1

List of Fixed Assets

Fixed Assets Venture Metals LLC

Description	Asset Number	Location	Explanation

Equipment
Crane for Mississippi location	E 2003	MS	Crane
Crane	E 1003	KY	Equipment to move material
Crane #2 (includes freight in)	E 1005	KY	Equipment to move material
Crane - Liebherr Model A922	E 1018	KY	Equipment to move material
Loader	E 1004	KY	Equipment to move material
Scale	E 1010	KY	Scale to weigh material
Rad Comm System	E 1007	KY	Equipment to detect radiation
Mack Truck w/dumper	E 2004	MS	yard truck only - not used on road
Forklift	E 1013	KY	Equipment to move material
Bobcat	E 1012	KY	move product and sweep in yard
Mac Truck and roll off box	E 1006	KY	Equipment to move material
Forklift (used)	E 2006	MS	Equipment to move material
Raditation Detector Steel Frame	E 1014	KY	Steel frame on large scale
Broom structure	E 1016	KY	attachment for front of Bobcat
Scale	E 1011	KY	Scale to weigh material
Rad Comm System	E 2001	MS	Equipment to detect radiation
Rad Comm System	E 1001	KY	Equipment to detect radiation
Power Washer	E 1009	KY	Clean Equipment
Scale	E 2005	MS	yard scale for Mississippi/replace broken one
Scale	E 1002	KY	Scale to weigh material
Golf Cart	E 1008	KY	In yard transportation

Capital Leases
Forklift-8FGU32/New	CL 1003	KY	Equipment to move material
Forklift-7FGU30/New	CL 1001	KY	Equipment to move material
Forklift-6FGU30/Used	CL 1002	KY	Equipment to move material

Furniture & Fixtures
Metorex	FF 1004	KY	Equipment to id material
Metorex	FF 1003	KY	Equipment to id material
Thermo Niton Analyzer	FF 2002	MS	Equipment to id material
Thermo Niton Analyzer	FF 1019	KY	Equipment to id material
Steel Loading ramp	FF 2003	MS	to unload material
Security system for property	FF 1013	KY	Security cameras, video recorder
Security system upgrade	FF 1022	KY	additional cameras/monitor
computer software upgrade	FF 1011	KY	Quickbooks
Computer/Server	FF 1005	KY	Server, laptop comp
Computers (2)	FF 1001	KY	computer, monitor, printer
2 Fireproof file cabinets	FF 1023	KY	storage of confidential information
Office Furniture	FF 1007	KY	Desks, misc office furniture
Telephone system	FF 1017	KY	system for new office
Storage container	FF 1015	KY	outside storage
Security system for property	FF 1014	KY	additional cameras/video
Lockers for workers	FF 1024	KY	lockers for personal item storage
Computers	FF 1009	KY	laptop comp x2
Dining Table and Chairs	FF 1021	KY	marble dining table and chairs for kitchen area
Computer equipment	FF 1020	KY	laptop etc. for Steve Jones
Refrigerator	FF 1016	KY	Office refrigerator
Computers	FF 1002	KY	computer, monitor
Office Furniture	FF 1008	KY	Desks
Computers	FF 2001	MS	desktop computers
Computers	FF 1010	KY	desktop computers
Computer/Server	FF 1006	KY	Addl computer equip
Dell OptiPlex Computer	FF 1018	KY	desktop computer
Printer	FF 1012	KY	Printer

Leasehold Improvements
Storage fencing	LH 1021	KY	protective fencing in cutting/storage area
Asphalt	LH 1003	KY	increase square footage
Awning for building	LH 1024	KY	metal awning for rear of building
Asphalt	LH 1002	KY
Paving in yard	LH 1019	KY	additional paving in yard
Main building renovations	LH 1020	KY	numerous renovations to both floor levels
Fence	LH 1001	KY
Electrical installation	LH 1014	KY	supply power to rear storage, pump, gates
Concrete Blocks	LH 1005	KY
Chain link fence	LH 1017	KY	new fencing for 3511 Campground Rd
6' Wooden privacy fence	LH 1018	KY	3409 Campground - along entry way
4 Overhead doors	LH 1016	KY	wiring and replacement of 4 doors in warehouse
Gate for fence	LH 1015	KY	7' cantilever slide gate w/keyless entry pad
Office renovations	LH 1023	KY	additional roof work
Electrical upgrades	LH 1022	KY	electrical upgrades/renovations for office
Electrical installation	LH 1012	KY	additional wiring for warehouse/burning
Concrete Blocks	LH 1010	KY
Concrete Blocks	LH 1006	KY
Fence addition	LH 1004	KY
Concrete Blocks	LH 1013	KY	additional blocks plus freight
Deck	LH 1007	KY	wooden deck attached to building
Electrical installation	LH 1009	KY	additional wiring for warehouse
Concrete Blocks	LH 1008	KY	additional blocks
Concrete Blocks	LH 1011	KY